Short-term investment	12 Months Ended
Dec. 31, 2018
Short Term Investment [Abstract]
Short-term investment
4.	Short-term investment

Short-term investment primarily comprises of the time deposits with original maturities between three months and one year. For the year ended December 31, 2018, the Group recorded the interest income of $2.4 million from the short-term investments in the consolidated statements of operations.